Exhibit 99.1

DIGITAL INSIGHT REPORTS RECORD THIRD QUARTER

RESULTS AND INCREASES 2005 EPS GUIDANCE;

Record Growth in Bill Pay Users and Strong Sales Bookings Highlight Results

CALABASAS, Calif. (October 25, 2005) - Digital Insight Corp.® (Nasdaq: DGIN) (www.digitalinsight.com), the leading online banking provider, today announced record financial results for its third quarter ended September 30, 2005.

Revenues for the third quarter increased 12% to $53.2 million from $47.5 million for the quarter ended September 30, 2004. The Company’s GAAP (Generally Accepted Accounting Principles) net income in the third quarter increased 65% to $6.8 million, or $0.19 per diluted share, from $4.1 million, or $0.12 per diluted share, in the third quarter of 2004.

Excluding amortization of intangible assets from acquisitions, net of tax, and a non-recurring tax adjustment in the 2004 quarter, non-GAAP net income in the third quarter increased 33% to $8.0 million, or $0.23 per diluted share, from non-GAAP net income of $6.0 million, or $0.17 per share, in the third quarter of 2004. A reconciliation of GAAP results to non-GAAP results is provided as part of this press release.

Cash flow from operations in the third quarter remained strong at $12.5 million despite being reduced by $6.3 million due to a one-time forward purchase, at discounted pricing, of services offered by a vendor partner. Cash and investment balances grew to $112.0 million at September 30, 2005 from $101.0 million at June 30, 2005. The Company remains debt-free.

“We delivered another strong quarter highlighted by earnings growth greater than 30 percent for the second consecutive quarter, continuing expansion of our operating margins to record levels, and exceptional sales bookings and end user adoption trends,” commented Digital Insight Chairman, President and CEO Jeff Stiefler. “Most notably, our newly re-focused initiatives to increase bill payment adoption delivered 132,000 new bill payers — a new record by a wide margin. Online banking users also grew by an impressive 248,000 from the second quarter.

Stiefler continued, “We also had another record quarter for sales bookings, as estimated contract value for contracts signed increased 89% versus last year’s third quarter. Of particular importance was our success in signing large ‘conversion’ accounts, in which financial institutions choose to migrate their online

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

banking users to our data center from a competitor platform. Our conversion wins during Q3 include three larger financial institutions — each with greater than $1 billion in assets — that will collectively add nearly 130,000 Internet banking end users to the Digital Insight platform in early 2006. Our recent success in attracting institutions with a large base of online users underscores our sales execution and value proposition to clients, and sets the stage for continued profitable growth in 2006.”

2005 Financial Guidance

Q4 2005 Business Outlook	Guidance	Prior Guidance
Revenues	$55.2 – $56.2 million	N/A
Non-GAAP diluted EPS [1]	$0.23 – $0.24	N/A
GAAP diluted EPS [2]	$0.19 – $0.20	N/A

Full Year 2005 Financial Guidance	Revised Guidance	Prior Guidance
Revenues	$212.5 – $213.5 million	$211.5 – $213.5 million
Non-GAAP diluted EPS [1]	$0.86 – $0.87	$0.82 – $0.84
GAAP diluted EPS [2]	$0.72 – $0.73	$0.68 – $0.70

[1]	Excludes amortization of intangible assets of approximately $0.03 per diluted share for the quarter and $0.13 for the full year 2005. Excludes non-cash charges for amortization of stock-based compensation of $0.01 in the quarter and $0.01 for the full year 2005.

[2]	Includes amortization of intangible assets of approximately $0.03 per diluted share in the quarter and $0.13 for the full year 2005. Includes non-cash charges for amortization of stock-based compensation of $0.01 per diluted share in the quarter and $0.01 for the full year 2005.

Full Year 2006 Financial Guidance	Guidance	Expected Growth vs. 2005[3]
Revenues	$240 – $243 million	13% – 14%
Non-GAAP diluted EPS [1]	$1.04 – $1.06	20% – 23%
GAAP diluted EPS [2]	$0.82 – $0.88	13% – 21%

[1]	Excludes amortization of intangible assets of approximately $0.06 per diluted share in 2006. Excludes non-cash charges for amortization of stock-based compensation currently estimated between $0.12 and $0.16 per diluted share in 2006.

[2]	Includes amortization of intangible assets of approximately $0.06 per diluted share in 2006. Includes non-cash charges for amortization of stock-based compensation currently estimated between $0.12 and $0.16 per diluted share in 2006.

[3]	Year-over-year comparisons reflect the mid-point of the Company’s guidance for the full year 2005.

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

Reconciliation of GAAP Results to Non-GAAP Results and GAAP Outlook

The Company provides non-GAAP operating results as a supplement to its GAAP financial results. The Company believes that non-GAAP results provide investors and management with a representation of the Company’s core operating performance that can be helpful in assessing Digital Insight’s prospects for future growth. Management uses such non-GAAP measures to evaluate financial results and to establish operational goals.

The Company’s non-GAAP results exclude the following charges and benefits, net of any related tax impact, from the Company’s statements of operations:

•	Non-cash charges related to amortization of acquisition-related intangible assets

•	Non-cash charges related to amortization of stock-based compensation

•	Merger-related charges

•	Restructuring-related charges

•	Impairment charges

•	Cumulative effect of change in accounting methods

•	Non-recurring tax charges

A detailed calculation of non-GAAP net income and non-GAAP net income per share is included in the attached reconciliation of GAAP net income to non-GAAP net income. The GAAP net income and non-GAAP net income per share is included in the attached consolidated statement of operations.

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

Q3 2005 Investor Webcast

Digital Insight will host a live webcast of its Third Quarter Investor Conference Call today at 4:30 p.m. EDT. To access the webcast, visit Digital Insight’s web site located at www.digitalinsight.com, enter the Investor Relations section and click on the webcast icon.

Q3 2005 Telephone Replay

A telephone replay of the conference call will also be available for one week after the live call by calling (888) 203-1112 (or 719/457-0820 outside the U.S.), and entering the reservation number, 8728904.

About Digital Insight

Digital Insight® Corporation is the leading online banking provider for financial institutions. Through its comprehensive portfolio of Internet-based financial products and services built upon the company’s unique architecture, Digital Insight enables banks and credit unions to become the trusted transaction hub for their retail and commercial customers. Digital Insight offers consumer and business Internet banking, online lending, electronic bill payment and presentment, check imaging, account-to-account transfers, Web site development and hosting and marketing programs designed to help increase online banking end user growth and more. Each Digital Insight product and service reinforces the strength of its financial institution clients.

Safe Harbor Statement under the Private Litigation Reform Act of 1995

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding guidance on anticipated results of operations in the fourth quarter of 2005 and for all of 2005 and 2006; expectation of sustaining or growing GAAP or non-GAAP net income; expectation of continued growth in Internet banking and bill payment end users; the growth prospect of each business line, including Lending and Business Banking; and other statements relating to future revenues, earnings, and performance. Such statements are based on management’s current expectations. Because of various risks and uncertainties, including the possibility that actual results of operations may fall short of the guidance provided herein, risks related to the integration of Business Banking products acquired in our acquisition of Magnet Communications, and delays in product rollout or customer adoption, actual results in future periods may differ materially from those currently expected. Additional discussion of factors affecting these forward looking statements is contained under the caption “Risk Factors” in Digital Insight’s most recent Annual Report on Form 10-K and other reports on file with the Securities and Exchange Commission. Digital Insight undertakes no obligation to update publicly any forward-looking statements.

CONTACTS:

INVESTOR RELATIONS	CORPORATE COMMUNICATIONS

Erik Randerson	Tobin Lee
Investor Relations	Corporate Communications
Digital Insight	Digital Insight
(818) 878-6615	(818) 878-6048

— tables to follow —

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Revenues	$53,241	$47,458	$157,312	$139,994
Costs and operating expenses
Cost of revenues	22,145	21,137	66,681	63,052
Sales, general and administrative	12,605	11,055	38,787	32,588
Research and development	6,127	5,796	17,169	16,934
Amortization of acquisition-related intangible assets	2,025	2,076	6,075	6,226

Total costs and operating expenses	42,902	40,064	128,712	118,800

Income from operations	10,339	7,394	28,600	21,194
Interest and other income, net	907	254	2,221	502

Net income before provision for income taxes	11,246	7,648	30,821	21,696
Provision for income taxes	4,428	3,508	11,885	8,858

Net income	$6,818	$4,140	$18,936	$12,838

Basic net income per share	$0.20	$0.12	$0.54	$0.36

Diluted net income per share	$0.19	$0.12	$0.53	$0.36

Shares used in computing basic net income per share	34,122	35,433	34,803	35,223

Shares used in computing diluted net income per share	35,465	35,709	35,648	35,896

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

Non-GAAP (1)
GAAP net income	$6,818	$4,140	$18,936	$12,838
Non-recurring tax adjustment (2)	—	614	—	614
Amortization of acquisition-related intangible assets	2,025	2,076	6,075	6,226
Tax effect of non-GAAP amortization adjustment	(800)	(789)	(2,400)	(2,366)

Non-GAAP net income	$8,043	$6,041	$22,611	$17,312

Diluted Non-GAAP net income per share	$0.23	$0.17	$0.63	$0.48

Shares used in computing diluted non-GAAP net income per share	35,465	35,709	35,648	35,896

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME

Non-GAAP (1)
GAAP Operating Income	$10,339	$7,394	$28,600	$21,194
GAAP Operating Margin	19%	16%	18%	15%

Amortization of acquisition-related intangible assets	$2,025	$2,076	$6,075	$6,226
Non-GAAP Operating Income	$12,364	$9,470	$34,675	$27,420
Non-GAAP Operating Margin	23%	20%	22%	20%

(1)	See explanation above regarding the Company’s practice on reporting non-GAAP results.

(2)	The adjustment represents one-time charges to the Company’s tax provision that reduced the carrying value of certain of its deferred tax assets and increased tax contingency reserves.

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

DIGITAL INSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2005	December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$31,236	$64,682
Short-term investments	65,361	34,787
Accounts receivable, net	25,936	27,483
Accumulated implementation costs	2,206	2,662
Deferred tax asset, net	20,281	18,665
Prepaid and other current assets	4,209	2,499

Total current assets	149,229	150,778
Property and equipment, net	27,834	22,818
Goodwill and intangible assets, net	147,479	153,555
Deferred tax asset, net	18,037	29,318
Accumulated implementation costs	3,504	2,810
Long-term investments	15,369	17,785
Other assets	5,914	192

Total assets	$367,366	$377,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,306	$7,493
Accrued compensation and related benefits	7,339	4,952
Customer deposits and deferred revenue	13,778	14,030
Accrued expenses and other liabilities	8,226	6,934
Tax contingency reserve	4,462	3,994

Total current liabilities	41,111	37,403
Customer deposits and deferred revenue	7,713	6,772

Total liabilities	48,824	44,175
Common stock	34	36
Additional paid-in capital	468,039	451,080
Treasury stock, at cost	(49,996)	(3,812)
Deferred stock-based compensation	(4,790)	(542)
Accumulated deficit	(94,745)	(113,681)

Total stockholders’ equity	318,542	333,081

Total liabilities and stockholders’ equity	$367,366	$377,256

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine months ended September 30,
	2005	2004
Cash flows from operating activities:
Net income	$18,936	$12,838
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax provision	9,665	7,492
Depreciation and amortization of property and equipment	8,854	10,312
Amortization of intangible assets	6,075	6,226
Amortization of deferred stock-based compensation	209	184
Income tax benefit on stock options exercised	1,917	1,846
Loss on disposition of property and equipment	47	325
Changes in operating assets and liabilities	(1,446)	(3,765)

Net cash provided by operating activities	44,257	35,458

Cash flows from investing activities:
Net purchases of investments	(28,158)	(2,979)
Acquisition of property and equipment	(14,178)	(6,531)
Acquisition payments	—	(1,043)

Net cash used in investing activities	(42,336)	(10,553)

Cash flows from financing activities:
Acquisition of treasury stock	(46,184)	—
Proceeds from issuance of common stock	10,817	6,013

Net cash provided by (used in) financing activities	(35,367)	6,013

Net increase (decrease) in cash and cash equivalents	(33,446)	30,918
Cash and cash equivalents, beginning of period	64,682	40,226

Cash and cash equivalents, end of period	$31,236	$71,144

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

DIGITAL INSIGHT CORPORATION

OPERATING RESULTS BY REPORTABLE SEGMENT

(Unaudited, in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Internet Banking Segment:
Revenues	$43,562	$38,057	$128,041	$111,336
Cost of revenue	17,161	15,893	51,846	47,186
Gross profit	26,401	22,164	76,195	64,150
Operating expenses	8,639	8,064	25,342	24,590
Income from operations	17,762	14,100	50,853	39,560

Business Banking Segment:
Revenues	$6,784	$5,870	$19,875	$17,676
Cost of revenue	2,776	2,754	8,276	8,368
Gross profit	4,008	3,116	11,599	9,308
Operating expenses	3,237	2,576	9,604	7,429
Income from operations	771	540	1,995	1,879

Lending Segment:
Revenues	$2,895	$3,531	$9,396	$10,982
Cost of revenue	2,208	2,490	6,559	7,498
Gross profit	687	1,041	2,837	3,484
Operating expenses	1,219	1,038	3,432	3,112
Income (loss) from operations	(532)	3	(595)	372

Corporate:
Operating loss (unallocated expenses)	($7,662)	($7,249)	($23,653)	($20,617)

DIGITAL INSIGHT REPORTS THIRD QUARTER RESULTS

Digital Insight Corporation

Key Operating Data

	September 30, 2005	June 30, 2005	September 30, 2004
TOTAL CONTRACTED CLIENTS	1,728	1,718	1,738
CONSUMER METRICS
Live Internet Banking Clients
Internet Banking Sites	1,392	1,382	1,366
Internet Banking Active End-Users	5,960,000	5,712,000	5,105,000
Potential End-Users at Live Sites	36,700,000	35,200,000	35,400,000
Penetration at Live Sites	16.2%	16.2%	14.4%

All Internet Banking Clients
Contracts	1,491	1,468	1,469
Potential End-Users	37,900,000	36,200,000	36,300,000

Online Bill Pay Metrics
Bill Pay Users	1,328,000	1,196,000	922,000
Bill Pay Penetration (of Internet Users)	22.3%	20.9%	18.1%

BUSINESS METRICS
Business Banking Contracts	632	615	597
Business Banking Hosted End Users	101,100	95,400	78,800

LENDING METRICS
Lending Contracts	217	220	225
Applications Processed (a)	141,000	132,000	142,000

REVENUE BY PRODUCT LINE
(in thousands) (a)
Internet Banking Revenue	$43,562	$42,126	$38,057
Business Banking Revenue	$6,784	$6,643	$5,870
Lending Revenue	$2,895	$3,555	$3,531
Total Revenue	$53,241	$52,324	$47,458

(a)	Quarterly totals for respective three-month periods. All other information is at the period then-ended.